UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2022

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Payment of Annual Incentive Bonus Awards for Fiscal Year 2021

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(f) Determination and Payment of Annual Incentive Bonus Awards for Fiscal Year 2021

As described in the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2022 (the “Form 10-K”) by Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” “us,” or “our”), pursuant to the respective employment or services agreement of each of the Company’s executive officers (collectively, the “Executive Agreements”), each such executive officer is entitled to payment of an annual incentive bonus for the fiscal year ended December 31, 2021 (each, a “2021 Annual Bonus,” and collectively, the “2021 Annual Bonuses”). As further described in the Form 10-K, the Compensation Committee uses the following criteria in determining the amount of the 2021 Annual Bonus for which each executive officer is eligible: (a) 75% is based upon the Company’s achievement, during the fiscal year ended December 31, 2021, of certain objective Company performance criteria and targets; and (b) the remaining 25% is based upon the Compensation Committee’s subjective evaluation of the performance of each such executive officer during such time period. As also described in the Form 10-K, in December 2020, each of the Company’s executive officers, other than Christopher J. Vohs (“Mr. Vohs”) and Michael DiFranco (“Mr. DiFranco”), executed a Side Letter to their Executive Agreement to reflect their prospective election to receive any 2021 Annual Bonus in the form of long-term incentive plan units (“LTIP Units”) of the Company’s operating partnership, Bluerock Residential Holdings, L.P. (the “Operating Partnership”), rather than in cash. (See “Compensation Discussion and Analysis—2021 Compensation Decisions—2021 Annual Cash Bonuses” on page 123 of the Form 10-K).

Based on the Compensation Committee’s evaluation of the previously-established objective criteria and targets along with its subjective evaluations, the Compensation Committee approved payment of 2021 Annual Bonuses, on or before April 15, 2021, to each of the Company’s executive officers in amounts equal to 135.6% of the annual incentive bonus target amount as previously established by the Compensation Committee for each of the following executive officers of the Company: (i) R. Ramin Kamfar (“Mr. Kamfar”), (ii) James G. Babb, III (“Mr. Babb”), (iii) Jordan B. Ruddy (“Mr. Ruddy”), (iv) Ryan S. MacDonald (“Mr. MacDonald”), (v) Michael L. Konig (“Mr. Konig”), through his wholly-owned law firm, Konig & Associates, LLC, a New Jersey limited liability company (“K&A”), (vi) Mr. Vohs, and (iv) Mr. DiFranco. All references to Mr. Konig herein refer to Mr. Konig acting through K&A.

On April 12, 2022 (the “2021 Annual Bonus LTIP Date of Grant”), the Company granted 2021 Annual Bonuses, in each case, as a grant of equity incentive compensation (i) to each of Messrs. Kamfar, Babb, Ruddy and MacDonald under the Fourth Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Individuals Plan”), and (ii) to Mr. Konig under the Company’s Fourth Amended and Restated 2014 Equity Incentive Plan for Entities (the “Entities Plan,” and together with the Individuals Plan, the “Plans”), in the form of LTIP Units, rather than in cash, in the following amounts: 30,624 LTIP Units to Mr. Kamfar; 16,588 LTIP Units to Mr. Babb; 17,864 LTIP Units to Mr. Ruddy; 22,968 LTIP Units to Mr. MacDonald; and 16,588 LTIP Units to Mr. Konig. The 30,624 LTIP Units issued in payment of the 2021 Annual Bonus to Mr. Kamfar will vest and become nonforfeitable on the first anniversary of the 2021 Annual Bonus LTIP Date of Grant. The following number of LTIP Units issued to each of Messrs. Babb, Ruddy, MacDonald and Konig were fully-vested and nonforfeitable on the 2021 Annual Bonus LTIP Date of Grant, in each case subject to certain clawback and termination provisions: 9,276 LTIP Units to Mr. Babb; 9,990 LTIP Units to Mr. Ruddy; 12,844 LTIP Units to Mr. MacDonald; and 9,276 LTIP Units to Mr. Konig. The following number of LTIP Units issued in payment of the 2021 Annual Bonus to each of Messrs. Babb, Ruddy, MacDonald and Konig will vest and become nonforfeitable on the first anniversary of the 2021 Annual Bonus LTIP Date of Grant: 7,312 LTIP Units to Mr. Babb; 7,874 LTIP Units to Mr. Ruddy; 10,124 LTIP Units to Mr. MacDonald; and 7,312 LTIP Units to Mr. Konig. Such grants are evidenced by LTIP Unit Vesting Agreements and LTIP Unit Award Agreements (as applicable). By mutual agreement of the Company and each of Messrs. Vohs and DiFranco, the 2021 Annual Bonuses payable to each of Messrs. Vohs and DiFranco will be paid on or before April 15, 2021, in each case in cash.

The LTIP Units granted as 2021 Annual Bonuses to each of Messrs. Kamfar, Babb, Ruddy, MacDonald and Konig were issued in reliance upon exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D thereunder for transactions not involving any public offering. No general solicitation or advertising occurred in connection with the issuance and sale of such securities.  Such LTIP Units may convert to units of limited partnership interest in the Operating Partnership (“OP Units”) upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of our Class A Common Stock on a one-for-one basis. From the date of grant, holders of such LTIP Units will be entitled to receive “distribution equivalents” at the time distributions are paid to the holders of the Company’s Class A Common Stock.

All other compensation paid or earned by each of the Company’s named executive officers for the fiscal year ended December 31, 2021 was previously reported by the Company in the Summary Compensation Table beginning on page 130 of the Form 10-K. As of the filing of the Form 10-K, the 2021 Annual Bonuses had not been determined, and thus were not included in the Summary Compensation Table. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the 2021 Annual Bonuses paid to each of our named executive officers and revised total compensation figures for 2021:

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our named executive officers in 2021, 2020 and 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
R. Ramin Kamfar Chairman and CEO	2021	600,000(4)	813,375	2,733,864(6)	—	—	4,147,239
	2020	400,000(5)	549,750(2)	2,410,455(7)	—	—	3,360,205
	2019	400,000	500,400(2)	1,375,592(8)	—	—	2,275,992
Jordan B. Ruddy President and COO	2021	350,000(4)	474,469	829,927(6)	—	—	1,654,396
	2020	300,000(5)	412,313(2)	723,135(7)	—	—	1,435,448
	2019	300,000	375,300(2)	502,805(8)	—	—	1,178,105
James G. Babb, III Chief Strategy Officer	2021	325,000	440,578	517,479(6)	—	—	1,283,057
	2020	325,000	385,735(2)	511,018(7)	—	—	1,221,753
	2019	325,000	406,575(2)	502,805(8)	—	—	1,234,380
Ryan S. MacDonald Chief Investment Officer	2021	450,000	610,031	976,377(6)	—	—	2,036,408
	2020	325,000	446,672(2)	964,178(7)	—	—	1,735,850
	2019	300,000	375,300(2)	502,805(8)	—	—	1,178,105
Christopher J. Vohs Chief Financial Officer & Treasurer	2021	280,000	189,788	195,272(6)	—	—	665,060
	2020	262,500	163,980	160,051(7)	—	—	586,531
	2019	250,000	156,375	149,422(8)	—	—	555,797
Michael L. Konig* Chief Legal Officer & Secretary	2021	325,000	440,578	732,288(6)	—	—	1,497,866
	2020	300,000	374,813(2)	723,135(7)	—	—	1,397,948
	2019	300,000	375,300(2)	502,805(8)	—	—	1,178,105

*	Pursuant to a Services Agreement with his wholly-owned law firm, K&A.

(1)	Amounts shown for 2019, 2020 and 2021 for each of Messrs. Kamfar, Babb, Ruddy, MacDonald and Konig reflect payment of the 2019 Annual Bonuses, the 2020 Annual Bonuses and the 2021 Annual Bonuses in LTIP Units, rather than in cash, by mutual agreement of each such executive officer and the Company. Amounts shown for 2019, 2020 and 2021 for Mr. Vohs reflect payment of the 2019 Annual Bonuses, the 2020 Annual Bonuses and the 2021 Annual Bonuses in cash.

(2)	Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the full grant date fair value of LTIP Unit awards issued to the executives in each applicable year. In accordance with SEC disclosure requirements, the amounts for each such year include the full grant date fair value of awards issued under the Incentive Plans. The grant date fair value is computed in accordance with FASB ASC 718, “Compensation-Stock Compensation,” or “ASC 718.”

The actual value of awards with respect to these awards are contingent on continued employment and assumes achievement of target performance under any long term performance awards. The amounts for 2019 were previously reported assuming maximum performance and have been restated to reflect target performance.

(3)	The executive officers did not receive any non-equity incentive plan compensation in 2019, 2020 or 2021.

(4)	On January 15, 2021, the Compensation Committee approved, and each of Mr. Kamfar and Mr. Ruddy formally elected and agreed to receive, and the Company agreed to pay, (a) 98.0% of the base salary of Mr. Kamfar for the fiscal year ending December 31, 2021, and (b) 83.0% of the base salary of Mr. Ruddy for such fiscal year, in Company equity rather than in cash. The number of LTIP Units granted to each of Mr. Kamfar and Mr. Ruddy on the grant dates were determined by dividing the dollar value of each such grant by the volume weighted average closing price of a share of our Class A Common Stock as reported on the NYSE American for the twenty (20) trading days immediately preceding the grant dates.

(5)	On March 31, 2020, the Compensation Committee approved, and each of Mr. Kamfar and Mr. Ruddy formally elected and agreed to receive, and the Company agreed to pay, (a) 97.0% of the base salary of Mr. Kamfar for the fiscal year ending December 31, 2020, and (b) (i) 66.7% of the base salary of Mr. Ruddy for the first quarter of such fiscal year and (ii) 87.3% of the base salary of Mr. Ruddy for the second, third and fourth quarters of such fiscal year, in Company equity rather than in cash, as more specifically set forth therein. The number of shares of our Class A Common Stock or LTIP Units granted to each of Mr. Kamfar and Mr. Ruddy on the grant dates were determined by dividing the dollar value of each such grant by the volume weighted average closing price of a share of our Class A Common Stock as reported on the NYSE American for the twenty (20) trading days immediately preceding the grant dates.

(6)	Reflects the issuance, on January 1, 2021, of LTIP Units based on a price of $12.67 per LTIP Unit, which was the closing price of a share of our Class A Common Stock as reported on the NYSE American for the trading day immediately preceding the date of grant.

(7)	Reflects the issuance, on January 1, 2020, of LTIP Units based on a price of $12.05 per LTIP Unit, which was the closing price of a share of our Class A Common Stock as reported on the NYSE American for the trading day immediately preceding the date of grant.

(8)	Reflects the issuance, on January 1, 2019, of LTIP Units based on a price of $9.02 per LTIP Unit, which was the closing price of a share of our Class A Common Stock as reported on the NYSE American for the trading day immediately preceding the date of grant.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Ramin Kamfar, Chief Executive Officer (the “CEO”):

The amount earned in 2021 by Mr. Ramin Kamfar, our Chief Executive Officer (the “CEO”) with respect to the 2021 Annual Bonus granted to him for the 2021 performance period was not calculable as of the date of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”) because the final performance data for the 2021 performance period that determines the amount of the 2021 Annual Bonus earned was not available at that time. As permitted by Instruction 6 to Item 402(u) of Regulation S-K, we thus omitted the CEO pay ratio disclosure required by Item 402(u) of Regulation S-K from the Form 10-K, and have included the required CEO pay ratio disclosure in this Current Report on Form 8-K.

For 2021, our last completed fiscal year:

•	the annual total compensation of the employee identified at median of our Company (other than our CEO) was $166,500; and

•	the annual total compensation of the CEO for purposes of determining the CEO pay ratio was $4,147,239.

The annual total compensation is based on compensation earned from January 1, 2021 through December 31, 2021.

Based on this information, for 2021, the ratio of the annual total compensation of Mr. Kamfar, our Chief Executive Officer, to the median of the annual total compensation of all employees was estimated to be 24.91 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows: (a) we determined that, as of December 31, 2021, our employee population consisted of approximately 55 individuals, and (b) to identify the “median employee” from our employee population, we collected actual base salary and bonus earned (including, when applicable, any such amounts paid in Company equity), as well as any overtime paid during the period from January 1, 2021 through December 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: April 18, 2022	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer